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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT 1934

                        DATE OF REPORT: NOVEMBER 11, 2003


                                 PACIFICNET INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                       11-2854355
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                                    000-24985
                            (Commission File Number)

                           UNIT 3813, HONG KONG PLAZA
                       188 CONNAUGHT ROAD WEST, HONG KONG
                                011-852-2876-2900
                                -----------------
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

         99.1 Press Release dated November 11, 2003


ITEM 9. REGULATION FD DISCLOSURE

         In accordance with the interim guidance of the Securities and Exchange Commission, the Company is furnishing the information required by Item 12 of Form 8-K (Results of Operations and Financial Condition) under "Item 9 Regulation FD Disclosure" and information contained in this report (including exhibits hereto) shall not be deemed "filed" for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liability of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended.

         On November 11, 2003, the Company issued a press release announcing its results of operations and financial condition for the three and nine months ended September 30, 2003. The full text of the press release is set forth in
Exhibit 99.1 attached hereto.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       PACIFICNET, INC.

                                       By: /s/ Tony Tong
                                           -------------------------------------
                                           Tony Tong
                                           Chief Executive Officer and President


                                       By: /s/ Shao Jian Wang
                                           -------------------------------------
                                           Shao Jian Wang
                                          Chief Financial Officer


Dated: November 11, 2003